ACCRUED EXPENSES AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2013
ACCRUED EXPENSES AND OTHER PAYABLES
ACCRUED EXPENSES AND OTHER PAYABLES

15.                               ACCRUED EXPENSES AND OTHER PAYABLES

	As of December 31,
	2012	2013

Employee payroll and welfare payables	$13,608	$9,168
Other tax payable	7,663	7,510
Accrued professional, marketing and leasing fees	8,321	8,897
Other payables	9,430	6,397
Liability for advance payment of unvested options (1)	1,465	166
Accrued advertising sales rebate	1,121	505
Accrued restructuring liabilities (2)	—	671
Total	$41,608	$33,314

(1)         In July 2010, seven executive officers and employees of the Company provided promissory notes to the Company in connection with their early exercise of their respective share options.  The loans bore an interest rate of 5.4% and were to be due and payable at the earlier of such executive officer’s termination of employment with the Company or the first public filing of the Company’s registration statement.  The loans were secured by the pledge of the ordinary shares which were issued upon the early exercise of the share options.  The seven executive officers paid the entire amount under the promissory notes in April 2011.  The balances of liability for advance payment of unvested options were $1,465 and $166 as of December 31, 2012 and 2013, respectively.

(2)         The accrued restructuring liabilities represent the payables to the counterparties of business contracts in associate with online game service. During 2013, the Company carried out and completed strategic restructure to adjust games segment. Whereas, a number of employment contracts and certain business contracts were terminated. As such, the Company accrued restructuring cost of $3,475, of which $2,804 was paid in 2013. The Company expected to pay the remaining balance in the fiscal year 2014 and did not expect to incur more restructuring cost within in games segment in fiscal year 2014.